UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2012

RealNetworks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-23137	91-1628146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2601 Elliott Avenue, Suite 1000, Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 674-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2012, the Compensation Committee (the "Committee") of the Board of Directors of RealNetworks, Inc. ("RealNetworks") approved the 2012 Executive MBO Plan (the "2012 MBO Plan"), which is a bonus plan that pays cash awards to participants annually based on the achievement of certain financial and/or strategic business objectives as of the end of the year and is administered under the RealNetworks 2005 Stock Incentive Plan, as amended and restated. Participants in the 2012 MBO Plan include (i) Michael Lunsford, RealNetworks’ Executive Vice President, (ii) Tim M. Wan, RealNetworks’ Chief Financial Officer and Treasurer, and (iii) Mathew Hulett, RealNetworks’ Senior Vice President, Games.

For Mr. Lunsford, the target payout under the 2012 MBO Plan is equal to 75% of his annual base salary and is based on the achievement of revenue and EBITDA goals for RealNetworks’ Software-as-a-Service (SaaS) business unit, with each financial goal weighted equally. For Mr. Lunsford, no portion of the target payout based on the SaaS revenue goal will be paid if less than 90% of such revenue goal is achieved. For achievement of 90%-100% of the SaaS revenue goal, Mr. Lunsford will be paid 70%-100% of the portion of the target payout based on the level of achievement of such revenue goal. For achievement of 100%-120% of the SaaS revenue goal, Mr. Lunsford will be paid 100%-200% of the portion of the target payout based on the level of achievement of such revenue goal. Mr. Lunsford will not be paid more than 100% of his target payout based on the SaaS revenue goal unless 100% of the SaaS EBITDA goal is achieved, and no portion of the target payout based on the SaaS EBITDA goal will be paid if less than 80% of such EBITDA goal is achieved. For achievement of 80%-100% of the SaaS EBITDA goal, Mr. Lunsford will be paid 50%-100% of the portion of the target payout based on the level of achievement of such EBITDA goal. For achievement of 100%-120% of the SaaS EBITDA goal, Mr. Lunsford will be paid 100-160% of the portion of the target payout based on the level of achievement of such EBITDA goal.

For Mr. Wan, the target payout under the 2012 MBO Plan is equal to 75% of his annual base salary and is based (i) 67% on the achievement of RealNetworks' consolidated revenue and EBITDA goals, with each financial goal weighted equally, and (ii) 33% on the achievement of strategic business objectives approved by the Committee. For Mr. Wan, no portion of the target payout based on the revenue goal will be paid if less than 90% of the revenue target is achieved. For achievement of 90%-100% of the revenue goal, Mr. Wan will be paid 70%-100% of the portion of the target payout based on the level of achievement of the revenue goal. For achievement of 100%-120% of the revenue goal, Mr. Wan will be paid 100%-200% of the portion of the target payout based on the level of achievement of the revenue goal. Mr. Wan will not be paid more than 100% of his target payout based on the revenue goal unless 100% of the EBITDA goal is achieved, and no portion of the target payout based on EBITDA goal will be paid if less than 80% of the EBITDA goal is achieved. For achievement of 80%-100% of the EBITDA goal, Mr. Wan will be paid 50%-100% of the portion of the target payout based on the level of achievement of the EBITDA goal. For achievement of 100%-120% of the EBITDA goal, Mr. Wan will be paid 100-160% of the portion of the target payout based on the level of achievement of the EBITDA goal. For achievement of 0-120% of the strategic business objectives, Mr. Wan will be paid 0-120% of the portion of the target payout based on the level of achievement of such strategic business objectives.

For Mr. Hulett, the target payout under the 2012 MBO Plan is equal to 75% of his annual base salary and is based (i) 67% on the achievement of revenue goals for RealNetworks’ social games business unit revenue and total Games division revenue, with each revenue goal weighted equally, and (ii) 33% on the achievement of strategic business objectives for the Games division as approved by the Committee. For Mr. Hulett, no portion of the target payout based on the social games revenue goal will be paid if less than 70% of such revenue goal is achieved, and no portion of the target payout based on total games revenue goal will be paid if less than 90% of such revenue goal is achieved. For achievement of 70%-100% of the social games revenue goal, Mr. Hulett will be paid 50%-100% of the portion of the target payout based on the level of achievement of the social games revenue goal. For achievement of 100%-120% of the social games revenue goal, Mr. Hulett will be paid 100%-200% of the portion of the target payout based on the level of achievement of the social games revenue goal. For achievement of 90%-100% of the total Games division revenue goal, Mr. Hulett will be paid 70%-100% of the portion of the target payout based on the level of achievement of the total Games division revenue goal. For achievement of 100%-120% of the total Games division revenue goal, Mr. Hulett will be paid 100%-160% of the portion of the target payout based on the level of achievement of the total Games division revenue goal. Mr. Hulett will not be paid more than 100% of either of his target payouts based on revenue goals unless total Games division EBITDA is at least 80% of budgeted Games division EBITDA for fiscal year 2012. For achievement of 0-120% of the strategic business objectives for the Games division, Mr. Hulett will be paid 0-120% of the portion of the target payout based on the level of achievement of such strategic business objectives.

Notwithstanding the performance and payout targets established under the 2012 MBO Plan, the Committee may in its discretion adjust performance and payout targets based on corporate activities such as acquisitions or dispositions of businesses or assets and may also decrease or eliminate an executive officer’s award before it is paid. Under the 2012 MBO Plan, a participant must be employed in a position that is eligible to participate in the 2012 MBO Plan on the first and last day of a month to be eligible to earn incentive compensation under the 2012 MBO Plan for that month. In addition, executive officers must be employed on the last day of the year and on the date payments are made in order to be eligible to receive payment under the 2012 MBO Plan, except in the case of death or disability.

The foregoing summary of the 2012 MBO Plan is qualified in its entirety by the terms of the 2012 MBO Plan. A copy of the 2012 MBO Plan will be filed as an exhibit to RealNetworks' Form 10-Q for the quarter ended June 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealNetworks, Inc.

May 3, 2012	By:	/s/ Tim M. Wan

Name: Tim M. Wan
Title: Chief Financial Officer and Treasurer